UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2010

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32179	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive

Madison, WI  53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item                        8.01.  Other Events.

On April 13, 2010, Exact Sciences Corporation (the “Company”) issued a news release announcing that it had commenced an underwritten public offering of 3,500,000 shares of its common stock pursuant to an effective shelf registration statement on Form S-3 (Reg. No. 333-147511) previously filed with the Securities and Exchange Commission. All of the shares will be offered by the Company. The Company intends to grant the underwriter in the offering an option to purchase up to 525,000 additional shares of common stock at the same price per share to cover any over-allotments. Robert W. Baird & Co. Incorporated will act as the underwriter for the offering.

A copy of the news release announcing the commencement of offering is attached hereto as Exhibit 99 and is incorporated by reference.

Item                        9.01.       Financial Statements and Exhibits.

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: April 13, 2010	By:	/s/ Maneesh Arora
Maneesh Arora
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	News release, dated April 13, 2010, issued by Exact Sciences Corporation.